UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 27, 2008
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-52105	94-3030279
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

27422 Portola Parkway, Suite 350
Foothill Ranch, California		92610-2831
(Address of Principal Executive Offices)		(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 23.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2008 Base Salary
On February 27, 2008, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Kaiser Aluminum Corporation (the “Company”) approved increases in annual base compensation of the Company’s executive officers and certain senior managers, with such increases to be effective April 1, 2008. The table below sets forth the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2008 and 2007.

Name and Position	Year	Base Compensation
Jack A. Hockema	2008	$787,000
President, Chief Executive Officer and Chairman of the Board	2007	$758,000

Joseph P. Bellino	2008	$377,000
Executive Vice President and Chief Financial Officer	2007	$363,000

John Barneson	2008	$302,000
Senior Vice President – Corporate Development	2007	$291,000

John M. Donnan	2008	$295,000
Senior Vice President, Secretary and General Counsel	2007	$270,000
2008 Short-Term Incentive Compensation
On February 27, 2008, the Compensation Committee approved a short-term incentive plan for 2008 (the “2008 STI Plan”). The 2008 STI Plan is designed to reward participants for economic value added (“EVA”) versus cost of capital of the Company’s core Fabricated Products business with modifiers for safety performance (as measured by the total case incident rate), business unit performance and individual performance. Under the 2008 STI Plan, EVA will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2008 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero up to three times the target payout amount. The table below sets forth the estimated future payouts that can be earned by each of the Named Executive Officers under the 2008 STI Plan below threshold performance levels and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$269,548	$539,095	$1,617,285
Joseph P. Bellino	0	94,250	188,500	565,500
John Barneson	0	67,950	135,900	407,700
John M. Donnan	0	73,750	149,860	442,500
Under the 2008 STI Plan, a pro rata incentive award is earned based on actual eligibility during the performance period if prior to December 31, 2008 a participant (1) dies, (2) retires under “normal” retirement (age 62) or in connection with full early retirement (position elimination), (3) is involuntarily terminated due to position elimination, or (4) becomes disabled. Under the 2008 STI Plan, incentive awards are forfeited for voluntary terminations without good reason prior to December 31, 2008. A participant will be entitled to the full payment of his or her award if his or her employment terminates on or after December 31, 2008, unless such participant’s employment is voluntarily terminated by him or her without good reason or by us for cause, in which case he or she would forfeit the award.

The preceding description of the 2008 STI Plan is a summary and is qualified in its entirety by the Summary of the Kaiser Aluminum Fabricated Products 2008 Short-Term Incentive Plan For Key Managers, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2008 Long-Term Incentive Compensation
On February 27, 2008, the Compensation Committee approved a long-term incentive program for 2008 through 2010 (the “2008 – 2010 LTI Program”). The 2008 – 2010 LTI Program is designed to reward participants with (i) a fixed number of shares of restricted stock that vest over time and (ii) a fixed number of performance shares that vest based on the average annual EVA of the Company’s core Fabricated Products business for 2008, 2009 and 2010. EVA under the 2008 – 2010 LTI Program will equal the Company’s pre-tax operating income (subject to certain adjustments) less a capital charge, calculated as a percentage of the Company’s net assets (subject to certain adjustments). The 2008 – 2010 LTI Program provides with respect to the performance shares for (1) a threshold performance level at which no performance shares will vest, a target performance level at which the target number of performance shares will vest and a performance level at or above which the maximum number of performance shares will vest and (2) minimum and maximum vesting opportunities ranging from zero up to two times the target number. Each performance share that becomes vested entitles the participant to receive one share of the Company’s common stock.
On February 27, 2008, to effectuate the 2008 – 2010 LTI Program, the Compensation Committee approved the following grants of restricted stock and performance shares, effective as of March 3, 2008, for the Named Executive Officers:

	Number of Shares of	Number of
Name	Restricted Stock (1)	Performance Shares (2)
Jack A. Hockema	9,805	23,416
Joseph P. Bellino	3,731	8,912
John Barneson	2,847	6,801
John M. Donnan	2,681	6,404

(1)	The restrictions on 100% of the shares of restricted stock granted will lapse on March 3, 2011 or earlier if the Named Executive Officer’s employment terminates as a result of death or disability, the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company.

(2)	The table below sets forth the number of performance shares that will become vested for each of the Named Executive Officers under the 2008 – 2010 LTI Program at the threshold, target and maximum performance levels:

Name	Threshold	Target	Maximum
Jack A. Hockema	0	11,708	23,416
Joseph P. Bellino	0	4,456	8,912
John Barneson	0	3,400	6,801
John M. Donnan	0	3,202	6,404
The number of performance shares, if any, that vest based on the level of performance achieved during the three-year performance period will vest on the later to occur of March 3, 2011 and the date on which the Compensation Committee certifies the performance level achieved during the three-year performance period. Notwithstanding the foregoing, the target number of performance shares will vest if, prior to December 31, 2010, the Named Executive Officer’s employment terminates as a result of death or disability, the Named Executive Officer’s employment is terminated by the Company without cause, the Named Executive Officer’s employment is voluntarily terminated by him for good reason or in the event of a change in control of the Company. After December 31, 2010, the number of performance shares, if any, that will vest upon any of the foregoing events will be determined based on the performance level achieved during the three-year performance period.

The grants of restricted stock and performance shares were made pursuant to the Company’s Amended and Restated 2006 Equity and Performance Incentive Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”). The form of Restricted Stock Award Agreement used to evidence the grants of restricted stock made to the Company’s executive officers under the 2008 – 2010 LTI Program is attached hereto as Exhibit 10.2 and incorporated herein by reference. This form replaces the form previously adopted and filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K dated and filed with the SEC on April 5, 2007. The form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company’s executive officers under the 2008 – 2010 LTI Program is attached hereto as Exhibit 10.3 and incorporated herein by reference. A summary of the performance objectives and the formula for determining the number of performance shares earned under the 2008 – 2010 LTI Program is attached hereto as Exhibit 10.4 and incorporated herein by reference.
Item 8.01. Other Events.
The Consent of Independent Registered Public Accounting Firm filed as Exhibit 23.1 to the 2007 Form 10-K inadvertently failed to include the signature of the Company’s independent registered accounting firm in typed format. A copy of such Consent of Independent Registered Public Accounting Firm including the signature of the Company’s independent registered accounting firm in typed format is attached hereto as Exhibit 23.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description

10.1	Summary of the Kaiser Aluminum Fabricated Products 2008 Short-Term Incentive Plan For Key Managers.

10.2	2008 Form of Executive Officer Restricted Stock Award Agreement.

10.3	2008 Form of Executive Officer Performance Shares Award Agreement.

10.4	Kaiser Aluminum Corporation 2008 – 2010 Long-Term Incentive Program Summary of Management Objectives and Formula for Determining Performance Shares Earned.

23.1	Consent of Independent Registered Public Accounting Firm.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION (Registrant)
By:	/s/ John M. Donnan
John M. Donnan
Senior Vice President, Secretary and General Counsel

Date: March 4, 2008

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Summary of the Kaiser Aluminum Fabricated Products 2008 Short-Term Incentive Plan For Key Managers.

10.2	2008 Form of Executive Officer Restricted Stock Award Agreement.

10.3	2008 Form of Executive Officer Performance Shares Award Agreement.

10.4	Kaiser Aluminum Corporation 2008 — 2010 Long-Term Incentive Program Summary of Management Objectives and Formula for Determining Performance Shares Earned.

23.1	Consent of Independent Registered Public Accounting Firm.